Exhibit 99.1

Stardust Power Announces Offtake Agreement

GREENWICH, Conn. – August 5, 2026 – Stardust Power Inc. (NASDAQ: SDST) (“Stardust Power” or the “Company”), an American developer of battery-grade lithium carbonate, today announced that it has entered into a Letter of Intent (the “Agreement”) with Charge CCCV LLC (“C4V”), an American battery technology company, for the supply of battery-grade lithium carbonate from Stardust Power’s lithium refinery in Muskogee, Oklahoma.

The Agreement positions Stardust Power as a supplier to support C4V’s growing battery manufacturing joint ventures in the United States. As part of the framework, C4V has provided a preliminary lithium carbonate demand forecast showing a phased approach for the potential offtake of 3,000 MT in 2028; 10,000 MT in 2029 and 20,000 MT by 2030, reflecting the anticipated expansion of its battery manufacturing capacity. The parties will also collaborate on product qualification and alignment with C4V’s technical and commercial requirements.

The volumes outlined under the Agreement provide additional visibility into projected future domestic demand for battery-grade lithium carbonate produced at Stardust Power’s Muskogee refinery. More broadly, the demand profile reflects the scale of battery material requirements expected to strengthen as domestic battery manufacturing capacity continues to expand across the United States. The Agreement is non-binding as the Parties work toward final supply volumes, pricing, and delivery schedules that remain subject to negotiation and the execution of the definitive agreement between the parties. This announcement builds on Stardust Power’s previously disclosed non-binding letter of agreement with a leading global trading house, to sell up to 25,000 metric tons per year for 10 years with an option to extend an additional 5 years. Together, these commercial agreements represent a substantial portion of Stardust Power’s total planned production capacity and a pipeline of up to billions of dollars in sales, assuming both the current market price of battery-grade lithium carbonate and definitive agreements are consummated.

“This Agreement clearly demonstrates the growing commercial interest Stardust Power occupies in the supply chain and the demand for our product,” said Roshan Pujari, Founder and Chief Executive Officer of Stardust Power. “C4V is one of the few gigafactory platforms currently operating in the United States, and their forecasted demand profile highlights the scale of domestic battery manufacturing now taking shape.”

“Developing a resilient domestic battery supply chain requires alignment between material producers and battery manufacturers with non FEOC compliance,” said Baasit Ali, VP of Supply Chain of C4V. “Our engagement with Stardust Power reflects our interest in securing the U.S.-based sources of battery-grade lithium carbonate. We see Stardust Power as a key player in the supply chain.”

About Stardust Power

Stardust Power (NASDAQ: SDST) is building one of America’s largest battery-grade lithium carbonate refineries in Muskogee, Oklahoma, strategically located in the center of the United States’ growing energy and manufacturing corridor. The refinery is expected to have production capacity of up to 50,000 metric tons per annum and addresses the critical shortage of U.S. lithium refining capacity. Stardust Power is focused on building a resilient American battery supply chain.

For more information, visit www.stardust-power.com

About C4VCharge CCCV LLC (“C4V”) is a lithium-ion battery technology company specializing in battery performance optimization and gigafactory design. Based in Binghamton, New York, C4V collaborates with industry-leading raw material and equipment suppliers to bring to market fully optimized non-Feoc compliant batteries with key economic advantages, providing best-in-class performance for various applications.

Stardust Power Contacts

For Investors:

Johanna Gonzalez

investor.relations@stardust-power.com

For Media:

Michael Thompson

media@stardust-power.com

Cautionary Statement Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, objectives, goals, prospects, financial results or strategies regarding us and the future held by our management team and the products and markets, future events, future financial condition, expected future revenues or performance, financing needs, our ability to continue as a going concern, business trends and market opportunities of our business, as well as statements regarding the expected capital expenditures, risks, production level, produced lithium quality, project design, feedstock supply, financing arrangements, final investment decision, development, construction, permits and related timelines with respect to the Company’s Muskogee refinery. These forward-looking statements are based on management’s current beliefs and assumptions, based on currently available information, as to the outcome and timing of future events. Forward-looking statements may be identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical fact, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon beliefs, assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these beliefs and judgments are reasonable, but these statements are not guarantees of any future events, financial results or outcomes, or the timing of such. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events, results, outcomes and circumstances, and the timing thereof, are difficult or impossible to predict and may differ from our beliefs, assumptions or predictions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including the ability of Stardust Power to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Stardust Power to grow and manage growth profitably, maintain key relationships and retain its management and key employees; risks related to the price of Stardust Power’s securities, including volatility resulting from recent sales of securities, issuance of debt, and exercise of warrants, changes in the competitive and highly regulated industries in which Stardust Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting Stardust Power’s business and changes in the combined capital structure; the regulatory environment and our ability to obtain necessary permits and other governmental approvals for our operation; Stardust Power’s need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; worldwide growth in the adoption and use of lithium products; the Company’s ability to enter into and realize the anticipated benefits of offtake and license and other commercial agreements; risks related to the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; the substantial doubt regarding the Company’s ability to continue as a going concern and the need to raise capital in the near term in order to maintain the Company’s operations; the Company’s continued listing on the Nasdaq; and those factors described or referenced in the Company’s filings with the SEC, including the Company’s Registration Statement on Form S-1 filed with the SEC on February 12, 2026 and Annual Report on Form 10-K for the year ended December 31, 2025, which is expected to be filed with the SEC on March 25, 2026. The foregoing list of factors is not exhaustive. If any of these risks materialize or our assumptions prove incorrect, actual results, outcomes, performance or achievements, or the timing of such results, outcomes, performance or achievements could differ materially from those expressed or implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results, outcomes, performance or achievements, or the timing of such results, outcomes, performance or achievements to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.